Exhibit 4.3

STRICTLY PERSONAL AND CONFIDENTIAL

Mr N.W.A. FitzGerald

18 December 2002

Dear Niall,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to £1,020,000. The payment of this salary will continue to be split so that 70% is payable by Unilever PLC and 30% by Unilever N.V.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 80,000          NV shares: 12,000

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be allotted shares in Unilever equivalent in value to €800,000 for the year 2003. This award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years. I attach, for your information, some guidelines on this point.

5. Re-Introduction of Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced the re-introduction of pension contributions with effect from 1st January 2003. Initially the contributions will be at the rate of 2% of salary but will rise to 5% from 2004.
The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

Reduction in your Contractual Retirement Date to Age 60

I am also able to confirm that the Remuneration Committee has now agreed that, with effect from 31st December 2002, your contractual retirement age for pension purposes has been reduced from 60 years 9 months to 60 years. I attach a letter from Unilever plc confirming the position which I should be pleased if you would countersign and then return to me.

With kind regards,

Jan van der Bijl
Head of Private Administration

Mr N W A FitzGerald	5195 6481

18 December 2002

Dear Mr FitzGerald,

We refer to our letter of 11th September, 1987 setting out the terms of the pension arrangements then agreed between us as amended by this letter of 18 December, 2002 (“your Director’s Pension Letter”).

It is proposed that your Director’s Pension Letter be amended by replacing the existing Clause (1) with a new Clause (1), the text of which is attached to this letter.
We would be grateful if you would confirm your agreement to your Director’s Pension Letter being amended with effect from 31st December, 2002 by replacing existing Clause (1) with the new Clause (1) attached to this letter.

Would you kindly confirm your agreement to the amendment to your Director’s Pension Letter by signing and returning the enclosed duplicate of this letter.

Yours faithfully,
For: UNILEVER PLC

J A A van der Bijl
(Joint Secretary)

Attach: Replacement Clause (1)

Agreed
Signed:	/s/ N W A FitzGerald

N W A FitzGerald

Replacement Clause (1)

(1)	Normal Retirement Date

With effect from 31st December, 2002 your Normal Retirement Date will be 13 September 2005 in place of 31 May 2006.

Please note that this change to your Normal Retirement Date is conditional upon receiving the necessary approval from the UK Inland Revenue. We do not expect that there will be any difficulty in obtaining such approval.
We will inform you of the results of the application to the Inland Revenue to approve this change as soon as we are in a position to do so.

Personal Share-Holding Requirement

Board Members, Business Presidents, Joint Secretaries
& Certain Other Senior Managers

As part of the new LTIP arrangements it is a requirement for Board members, Business Presidents, Joint Secretaries (and certain other senior managers) to build up a personal share holding in Unilever.

In this connection the following guidelines have been agreed by the Remuneration Committee:

Date of Commencement:
The personal shareholding must be built up over a period of five years commencing:

(1) From 1st April 2000 in the case of the Chairmen and Board Members (or date of appointment if later).
(2) From 1st April 2001 in the case of Business Presidents or Joint Secretaries (or date of appointment if later).
(3) In the case of other senior managers, as from 1st April of the year in which they first participate in the TSR LTIP plan.

Once the required level of personal shareholding has been achieved this shareholding must be maintained (and increased, as necessary, as Base Salary levels increase).

Which Shares will Qualify:
Shares in either Unilever plc or Unilever NV (or a combination of both) will qualify provided they are personally owned by the director/senior manager or by a member of his (immediate) family.
“Bonus” and “Matching” shares acquired by way of the Variable Pay arrangements will qualify as from the moment of the initial award.
Shares awarded by way of the TSR LTIP plan will not qualify until the moment of vesting (i.e. once the precise number of shares is fixed after the three-year vesting period has elapsed).
Shares acquired under a Restricted Stock arrangement will not qualify until the restriction is lifted and full ownership passes to the individual.
Share options will not qualify until the shares in question have eventually been acquired (and retained) following the exercise of the option.

Value of Shares to be taken into Account:
The value of shares to be taken into account will be either their open market value as at date of acquisition or their open market value at date of measurement (whichever is the greater). The Euro/Sterling/US$ exchange rate to be applied will be the prevailing rate on the chosen date.

Salary on which Share-Holding Requirement to be based:
The level of Base Salary at the date of measurement.

Level of Personal Share-Holding:
It has been agreed that the level of personal share holding should be as follows

(1) Chairmen and Board members: 1 1/2 times Base Salary
(2) Business Presidents: 1 times Base Salary
(3) Joint Secretaries: 1 times Base Salary
(4) Other senior managers to whom the TSR LTIP applies: 1/2 times Base Salary

Promotions:
Individuals moving from, say, Business President to Board level have a further five years from the date of the new appointment to build up the additional share-holding requirement.

Monitoring of Personal Share-Holding Target
Private Administration Department will monitor the level of personal share-holdings and, six months before the five year period has been reached, will send out a warning to those who are still below the required level. The Remuneration Committee will be informed about cases where the required share holding has not been achieved.
The consequence of not having achieved the required share-holding will be that no awards under the TSR Long Term Incentive Plan and the Share Matching Scheme will be made until the necessary share-holding has been built up.

Other Matters:
It is not permitted to write options over Unilever shares as this would be in conflict with our Share dealing Code.

STRICTLY PERSONAL AND CONFIDENTIAL

Mr A. Burgmans

18 December 2002

Dear Antony,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to €1,310,000.
The payment of this salary will continue to be split so that 70% is payable by Unilever N.V. and 30% by Unilever PLC.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 80,000      NV shares: 12,000

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever NV 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be allotted shares in Unilever equivalent in value to €800,000 for the year 2003. This award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years. I attach, for your information, some guidelines on this point.

5. Re-introduction of Pension Contributions by the UPF

The Unilever Pension Fund in the UK (the “UPF”) has announced the re-introduction of pension contributions with effect from 1st January 2003. Initially the contributions will be at the rate of 2% of salary but will rise to 5% from 2004.

As you are a member of the UPF in respect of the proportion of salary paid in the UK it is necessary for contributions to be levied on this part of your salary. However, as you are covered by an overall pension promise from Unilever NV it has been agreed that these UPF contributions will be met by the company.

With kind regards,

Jan van der Bijl
Head of Private Administration

Personal Share-Holding Requirement

Board Members, Business Presidents, Joint Secretaries
& Certain Other Senior Managers

As part of the new LTIP arrangements it is a requirement for Board members, Business Presidents, Joint Secretaries (and certain other senior managers) to build up a personal share holding in Unilever.

In this connection the following guidelines have been agreed by the Remuneration Committee:

Date of Commencement:
The personal shareholding must be built up over a period of five years commencing:

(1) From 1st April 2000 in the case of the Chairmen and Board Members (or date of appointment if later).
(2) From 1st April 2001 in the case of Business Presidents or Joint Secretaries (or date of appointment if later).
(3) In the case of other senior managers, as from 1st April of the year in which they first participate in the TSR LTIP plan.

Once the required level of personal shareholding has been achieved this shareholding must be maintained (and increased, as necessary, as Base Salary levels increase).

Which Shares will Qualify:
Shares in either Unilever plc or Unilever NV (or a combination of both) will qualify provided they are personally owned by the director/senior manager or by a member of his (immediate) family.
“Bonus” and “Matching” shares acquired by way of the Variable Pay arrangements will qualify as from the moment of the initial award.
Shares awarded by way of the TSR LTIP plan will not qualify until the moment of vesting (i.e. once the precise number of shares is fixed after the three-year vesting period has elapsed).
Shares acquired under a Restricted Stock arrangement will not qualify until the restriction is lifted and full ownership passes to the individual.
Share options will not qualify until the shares in question have eventually been acquired (and retained) following the exercise of the option.

Value of Shares to be taken into Account:
The value of shares to be taken into account will be either their open market value as at date of acquisition or their open market value at date of measurement (whichever is the greater). The Euro/Sterling/US$ exchange rate to be applied will be the prevailing rate on the chosen date.

Salary on which Share-Holding Requirement to be based:
The level of Base Salary at the date of measurement.

Level of Personal Share-Holding:
It has been agreed that the level of personal share holding should be as follows

(1) Chairmen and Board members: 1 1/2 times Base Salary
(2) Business Presidents: 1 times Base Salary
(3) Joint Secretaries: 1 times Base Salary
(4) Other senior managers to whom the TSR LTIP applies: 1/2 times Base Salary

Promotions:
Individuals moving from, say, Business President to Board level have a further five years from the date of the new appointment to build up the additional share-holding requirement.

Monitoring of Personal Share-Holding Target
Private Administration Department will monitor the level of personal share-holdings and, six months before the five year period has been reached, will send out a warning to those who are still below the required level. The Remuneration Committee will be informed about cases where the required share holding has not been achieved.
The consequence of not having achieved the required share-holding will be that no awards under the TSR Long Term Incentive Plan and the Share Matching Scheme will be made until the necessary share-holding has been built up.

Other Matters:
It is not permitted to write options over Unilever shares as this would be in conflict with our Share dealing Code.

STRICTLY PERSONAL AND CONFIDENTIAL

Mr A C Butler

18 December 2002

Dear Clive,

Your Remuneration with effect from 1st January 2003

This is to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will remain at £510,000.

This will be paid as follows:

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary (£445,000) will be payable in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

Unilever will ensure that your total salary will be equal to £510,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever PLC). The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 50,000       NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2003. This conditional award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Re-Introduction of Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced the re-introduction of pension contributions with effect from 1st January 2003. Initially the contributions will be at the rate of 2% of salary but will rise to 5% from 2004.
The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

With kind regards,

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr P J Cescau

18 December 2002

Dear Patrick,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to €1,020,000.

This will be paid as follows:

•	£65,000 will be paid in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

•	The balance of your base salary (€920,000) will be payable in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

Unilever will ensure that your total salary will be equal to €1,020,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever NV). The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 50,000          NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever NV 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2003. This conditional award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement
As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

With kind regards,

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr K B Dadiseth

18 December 2002

Dear Keki,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to £640,000.

This will be paid as follows:

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary (£575,000) will be payable in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

Unilever will ensure that your total salary will be equal to £640,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever PLC). The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 50,000      NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2003. This conditional award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Re-Introduction of Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced the re-introduction of pension contributions with effect from 1st January 2003. Initially the contributions will be at the rate of 2% of salary but will rise to 5% from 2004.
The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

With kind regards,

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr A van Heemstra

18 December 2002

Dear Andre,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to €700,000.

This will be paid as follows:

•	£65,000 will be paid in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

•	The balance of your base salary (€600,000) will be payable in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

Unilever will ensure that your total salary will be equal to €700,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever NV). The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 50,000          NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever NV 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2003. This conditional award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

With kind regards,

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr R H P Markham

18 December 2002

Dear Rudy,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to £580,000.

This will be paid as follows:

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary (£515,000) will be payable in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

Unilever will ensure that your total salary will be equal to £580,000 after taking into account the Euro/Sterling exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case by Unilever PLC). The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares
As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 50,000      NV shares: 7,500

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever PLC 1997 Share Option Scheme. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €500,000 for the year 2003. This conditional award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

5. Re-Introduction of Pension Contributions

The Unilever Pension Fund (the “UPF”) has announced the re-introduction of pension contributions with effect from 1st January 2003. Initially the contributions will be at the rate of 2% of salary but will rise to 5% from 2004.
The deduction will be made in respect of your total pensionable salary (which will include your annual bonus subject to a maximum of 20% of your base salary).

With kind regards,

Jan van der Bijl
Head of Private Administration

STRICTLY PERSONAL AND CONFIDENTIAL

Mr C B Strauss

18 December 2002

Dear Charlie,

Your Remuneration with effect from 1st January 2003

I am pleased to be able to confirm details of your remuneration package for next year. This will consist of the following elements:

1. Base Salary

With effect from 1st January 2003 your total annual base salary will amount to $1,050,000. This will be paid as follows:

•	£65,000 will be paid in the UK by Unilever PLC. This sum will be subject to UK PAYE tax.

•	€100,000 will be paid in The Netherlands by Unilever NV. This sum will be subject to Dutch wages and income tax.

•	The balance of your base salary ($850,000) will be payable in the US by Unilever US. This sum will be subject to US wages and income tax.

Unilever will ensure that your total salary will be equal to $1,050,000 after taking into account the Euro/Sterling/Dollar exchange rate. The settlement of exchange rate difference will take place once a year.

2. Annual Bonus

Your annual bonus entitlement for 2003 will range between 0% and 100% of your base salary of which one-quarter is paid in the form of Unilever shares. These shares are linked with a longer-term incentive arrangement which is described below.
This annual bonus will be paid wholly by the parent company in the country in which you are based (i.e. in your case Unilever US). The annual bonus will be payable in March 2004 in respect of the calendar year 2003.
Up to 80% of your annual bonus will be awarded by reference to company results for the year 2003 and the remaining 20% will be awarded by reference to your personal performance.

3. Longer Term Incentives

3.1 Matching Shares

As mentioned in (2) above, one quarter of your annual bonus is paid in the form of Unilever shares. On its part the company will match this investment with the same number of shares. Both the “bonus shares” and the “matching shares” will have to be held for a period of three years. Once the three-year period has elapsed full ownership of the matching shares will pass to you.

3.2 Stock Options
The normal allocation of stock option grants is:

PLC shares: 80,000 (i.e. 20,000 ADR’s)          NV shares: 12,000

The next grant of options (subject to the EPS conditions being met) will be made on 25th March 2003 and, in your case, will be provided under the Unilever US Share Option Plan. As you know the precise number of shares to be granted in 2003 will depend on the EPS results of the company for the prior financial year (2002).

3.3 LTIP in Restricted Shares
Under the Unilever TSR LTIP plan you will be awarded conditional rights over shares in Unilever equivalent in value to €400,000 for the year 2003. This conditional award will be made on 25th March 2003. After three years 0 – 200% of the allotted shares will vest dependent upon Unilever’s TSR (Total Shareholding Return) ranking in a peer group of 20 other comparative companies.

4. Personal Shareholding requirement

As you are aware, as part of the LTIP arrangements you are required to build up a personal share-holding in Unilever equivalent in value to one and a half times your Base Salary over a period of five years.

With kind regards,

Jan van der Bijl
Head of Private Administration